Unaudited Condensed Consolidated Statements of Comprehensive Income (Parentheticals) - USD ($)	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Commissions, Related Party	$ 1,366,387	$ 1,224,513
Vessel Operating Expenses, Related Party	247,728	215,640
General and Administrative Expense	3,167,568	2,368,216
Net Gain (Loss) on Sale of Vessels, Related Party	131,500	100,000
Related Party [Member]
General and Administrative Expense	$ 1,150,000	$ 1,125,000